                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported): September 28, 2000


                              Hercules Incorporated
                             ----------------------
             (Exact name of registrant as specified in its charter)



Delaware                            001-00496                   51-0023450
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)


                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001

                        --------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
                                 ---------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

                                 ---------------
          (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

      On September 28, 2000, Hercules Incorporated sold the assets and capital stock of certain subsidiaries comprising the Registrant's Food Gums Business to CP Kelco ApS, a new venture owned by Hercules and an affiliate of Lehman Brothers Merchant Banking Partners II L.P. Hercules owns approximately 29% of the capital stock of CP Kelco ApS, and has the right to appoint two directors of CP Kelco ApS. Pursuant to the Share Purchase Agreement, dated as of August 10, 2000, among CP Kelco ApS (formerly known as Hercules Copenhagen ApS), Hercules Investment ApS, Hercules Incorporated, Lehman FG Newco, Inc., WSP, Inc. and Hercules Holding BV/BVBA, Hercules received net proceeds of approximately $395 million in cash and recorded certain expenses of approximately $77 million for its Food Gums Business.

Item 7.     Financial Statements and Exhibits.

      (b)   Pro Forma Financial Information.

            Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 1999.

            Unaudited Pro Forma Consolidated Statement of Income for the six months ended June 30, 2000.

            Unaudited Pro Forma Consolidated Balance Sheet as of June 30,
            2000.

      (c)   Exhibits.

      2.1 Share Purchase Agreement, dated as of August 10, 2000, among CP Kelco ApS (formerly known as Hercules Copenhagen ApS), Hercules Investment ApS, Hercules Incorporated, Lehman FG Newco, Inc., WSP, Inc. and Hercules Holding BV/BVBA.

           PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


Basis of Presentation

      The following unaudited pro forma consolidated financial statements give effect to the divestiture of Hercules' Food Gums Business after giving effect to the pro forma adjustments described in the accompanying notes. These unaudited pro forma consolidated financial statements have been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto of Hercules, which are included in Hercules' Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

      The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the divestiture been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of Hercules.

      The unaudited pro forma consolidated statements of income give effect to the divestiture as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma balance sheet gives effect to the divestiture as if it had occurred on June 30, 2000.

                            HERCULES INCORPORATED

            PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1999
                   (In millions except for per share amounts)


                                                            (1)         FOOD GUMS
                                                             EX-         PRO FORMA
                                             HERCULES     FOOD GUMS     ADJUSTMENTS      PRO FORMA
                                             --------     ---------     -----------      ---------
Net sales                                   $ 3,309       $   208       $    --          $ 3,101
Cost of sales                                 1,831           113            --            1,718
Selling, general and administrative
  expenses                                      787            40            17 (2)          764
Research and development                         85             8            --               77
Goodwill and intangible asset
  amortization                                   79            --            (2)(3)           77
Other operating expenses (income), net           47             2             2 (3)           47
                                            -------       -------       -------          -------
Profit from operations                      $   480       $    45       $   (17)         $   418
                                            -------       -------       -------          -------
Equity in income (loss) of affiliated
  companies                                       1            --           --  (4)            1
Interest and debt expense                       185             4           (17)(5)          164
Preferred security distributions of
  subsidiary trusts                              51            --            --               51
Other income (expense), net                      (2)           (2)           --               --
                                            -------       -------       -------          -------
Income before income taxes                  $   243       $    39       $    --         $    204

Provision for income taxes                       75            14            -- (6)           61
                                            -------       -------       -------          -------
Net income                                  $   168       $    25       $    --          $   143
                                            =======       =======       =======          =======

Earnings per share:
   Per share - basic                        $  1.63                                      $  1.39
   Weighted average shares outstanding
     - basic                                  103.2                                        103.2
   Per share  - assuming dilution           $  1.62                                      $  1.38
   Weighted average shares outstanding
     - assuming dilution                      103.9                                        103.9



The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                              HERCULES INCORPORATED
             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                   (In millions except for per share amounts)

                                                              (1)
                                                              EX-         FOOD GUMS
                                              HERCULES     FOOD GUMS      PRO FORMA       PRO FORMA
                                              --------     ---------      ---------       ---------
Net sales                                     $ 1,620       $   105       $   --            1,515
Cost of sales                                     912            58           --              854
Selling, general and administrative
   expenses                                       403            21            9 (2)          391
Research and development                           41             3           --               38
Goodwill and intangible asset
   amortization                                    40            --           (1)(3)           39
Other operating expenses (income), net             22             1            1 (3)           22
                                              -------       -------      -------           ------

Profit from operations                        $   202       $    22      $    (9)             171
                                              -------       -------      -------           ------

Equity in income (loss)
   of affiliated companies                         --            --           (2)(4)           (2)
Interest and debt expense                          74             3           (9)(7)           62
Preferred security distributions
   of subsidiary trusts                            46            --           --               46
Other income (expense), net                        (1)           --           --               (1)
                                              -------       -------      -------          -------

Income before income taxes                    $    81       $    19      $    (2)         $    60

Provision for taxes on income                      29             6           -- (6)           23
                                              -------       -------      -------          -------

Net income                                    $    52       $    13      $    (2)         $    37
                                              =======       =======      =======          =======

Earnings per share:
   Per share - basic                          $  0.49                                     $  0.35
   Weighted average shares
      outstanding - basic                       106.9                                       106.9
   Per share  - assuming dilution             $  0.49                                     $  0.35
   Weighted average shares outstanding -
        assuming dilution                       107.1                                       107.1


The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                              HERCULES INCORPORATED
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 2000
                              (Dollars in millions)

                                                                     (8)        FOOD GUMS
                                                                     EX-           NET
                                                     HERCULES     FOOD GUMS     ADJUSTMENTS      PRO FORMA
                                                     --------     ---------     -----------      ---------
ASSETS
Current assets
     Cash and cash equivalents                       $    65       $    --      $    --           $    65
     Accounts and notes receivable, net                  630            44           --               586
     Other current assets                                 90            --           --                90
     Inventories                                         372            58           --               314
     Deferred income taxes                               144            --           --               144
                                                     -------       -------      -------           -------
     Total current assets                              1,301           102           --             1,199

Net property, plant and equipment                      1,303           127           --             1,176
Goodwill and other tangible assets                     2,484            41           --             2,443
Other assets                                             685            14           39 (9)           710
                                                     -------       -------      -------           -------
     Total assets                                    $ 5,773       $   284      $    39           $ 5,528
                                                     =======       =======      =======           =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Accounts payable and accrued expenses           $   730       $    36      $    26 (10)      $   720
     Short-term debt                                     686             1           --               685
                                                     -------       -------      -------           -------
     Total current liabilities                         1,416            37           26             1,405

Long-term debt                                         1,882            --         (318)(11)        1,564
Deferred income taxes                                    284            14           --               270
Postretirement benefits and other liabilities            390            10           --               380

Company-obligated preferred securities of
     subsidiary trusts                                   992            --           --               992

Stockholders' equity
     Common stock                                         83            --           --                83
     Additional paid-in capital                          739            --           --               739
     Unearned compensation                              (119)           --           --              (119)
     Other comprehensive losses                         (109)           --            7 (12)         (102)
     Retained earnings                                 2,120           223          324 (13)        2,221

     Reacquired stock, at cost                        (1,905)           --           --            (1,905)
                                                     -------       -------      -------           -------
     Total stockholders' equity                          809           223          331               917
                                                     -------       -------      -------           -------
     Total liabilities and stockholders' equity      $ 5,773       $   284      $    39           $ 5,528
                                                     =======       =======      =======           =======


The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                              HERCULES INCORPORATED
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


(1) Eliminates the results of operations of our Food Gums Business as if the divestiture had been completed as of the beginning of the period presented.

(2) Reflects the adjustment for Corporate allocations that had been included in the Food Gums Business.

(3)   Reclassifies this item to the appropriate category.

(4) Gives effect to equity in the pro forma income (loss) of CP Kelco ApS at 28.57%.

(5) Reflects a reduction in interest expense of approximately $21 million from the application of the proceeds from the divestiture of the Foods Gums Business to the reduction in long-term debt, offset by an adjustment of approximately $4 million for Corporate allocated interest expense included in the Food Gums Business.

(6) Reflects income tax effect of pro forma adjustments (excluding equity in income (loss) of affiliated companies which is not tax deductible) at a statutory rate of 37%, including state income taxes.

(7) Reflects a reduction in interest expense of approximately $12 million from the application of the proceeds from the divestiture of the Foods Gums Business to the reduction in long-term debt, offset by an adjustment of approximately $3 million for Corporate allocated interest expense included in the Food Gums Business.

(8) Eliminates the net assets of our Food Gums Business as if the divestiture had been completed as of the balance sheet date.

(9)   Reflects Hercules' net investment in CP Kelco ApS at 28.57%.

(10) Reflects recognition of liabilities associated with the sale of the Food Gums Business for transition costs, pension funding obligations and other expenses.

(11) Reflects application of the estimated net proceeds from the sale of the Food Gums Business and the corresponding reduction to long-term debt.

(12) Reflects elimination of currency translation adjustments that were associated with the Food Gums Business.

(13) Reflects the add back of the retained earnings of the Food Gums Business and the estimated net gain from the sale of the business, net of taxes.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HERCULES INCORPORATED


October 13, 2000                          By:  /s/ Israel J. Floyd
                                             ---------------------------------
                                                Israel J. Floyd, Executive
                                                Vice President, Secretary and
                                                General Counsel

                                  EXHIBIT INDEX

Number    Exhibit
------    -------
2.1       Share Purchase Agreement, dated as of August 10, 2000, among CP Kelco
          ApS (formerly known as Hercules Copenhagen ApS), Hercules Investment
          ApS, Hercules Incorporated, Lehman FG Newco, Inc., WSP, Inc. and
          Hercules Holding BV/BVBA.